       LEGG MASON
       -------------------------------------------------------------------------
       VALUE TRUST, INC.

                         QUARTERLY REPORT TO SHAREHOLDERS
                         June 30, 2002
                         Institutional and Financial Intermediary Classes


                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Institutional and Financial Intermediary Classes of the Legg Mason Value Trust as of June 30, 2002:

                                                    Total Return(A)
                                                 ---------------------
                                                               Year to
                                                 3 Months       Date
                                                 --------      -------
Value Trust
  Institutional Class                            -13.50%       -16.46%
  Financial Intermediary Class                   -13.58%       -16.59%
Lipper Large-Cap Core Funds(B)                   -13.37%       -13.66%
Standard & Poor's 500 Stock Composite Index(C)   -13.40%       -13.16%

  As this letter is written on July 22, 2002, the stock market is continuing its sharp decline. No one can foresee with certainty when the decline will end, particularly since emotions and psychology often become more important than investment fundamentals in times like the present. Ironically, pessimism is being accentuated by some of the same media commentators and market prognosticators who were most bullish at the market peak in early 2000.

  As we did in one of our letters to you following the 1987 market decline, we recommend that investors look at current developments with a long-term perspective. The importance of doing so is illustrated in the just-published, new edition of Professor Jeremy Siegel's classic book, Stocks for the Long Run. The book compares inflation-adjusted total investment returns on U.S. common stocks, bonds and gold over the 200-year period from 1801 to 2001. The figures show that a dollar invested in gold in 1801 would have been worth 98c in purchasing power at the end of 2001. A dollar invested in bonds (with income reinvested) would have been worth $952. But a dollar invested in common stocks (with dividends reinvested) would have grown to $599,605 in purchasing power over that period. Furthermore, Professor Siegel points to "the extraordinary stability of the real return on stocks over all major subperiods: 7.0% per year from 1802 through 1870, 6.6% from 1871 through 1925, and 6.9% since 1926." Past returns are never a guarantee of future performance. But it is important to keep in mind that the historical returns on common stocks mentioned above were achieved despite periodic, and sometimes severe and lengthy, stock market declines.

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) Average of the 910 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

  We believe that investment in common stocks, particularly in common stocks which appear undervalued relative to the overall market, continues to be a sound and sensible strategy for investors who hope to protect and enhance the purchasing power of their capital on a long-term basis.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

                                                  /S/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

July 22, 2002

Portfolio Managers' Comments

Second Quarter 2002

Market Commentary

  We had a dreadful second calendar quarter. The Institutional Class of our Fund lost 13.50% compared to the market's fall of 13.40%. Since the end of the quarter, the market's decline has accelerated, with the popular averages falling an additional 15%. The value of your investment has continued to fall as well, although at a somewhat slower rate than the market since the end of the quarter.

  Over the past year, the S&P 500 has dropped 30%. This twelve-month decline exceeds the largest twelve-month decline in the entire decades of the 1980s and the 1990s. In the two years ending last week, the market is down over 40%. This is an extended bear market by any measure, the worst most investors have ever seen. Few money managers active today were in the markets during the 1973-74 bear market, which saw valuations drop to levels last seen in the Great Depression. From the peak in March of 2000 to the low on July 23, the market's decline equaled that of 1973-74 in magnitude and exceeded it in duration.

  Investors are getting worn out and even experienced long-term investors appear to be rethinking their commitment to equities and re-examining their asset allocations. I have no idea, nor does anyone else, when and at what level the decline will end. The most reliable - and none are very reliable - measures of investor sentiment and activity are consistent with past major bottoms. I believed, wrongly, that the lows of September 21 of last year would hold, and I think that would have been right had we not been deluged with scandals beginning with Enron, and continuing with and encompassing a host of well-known companies.

  Valuations have now reached a level on many individual stocks that I think are compelling. It is not surprising that investors are fleeing the market and putting their money in cash and bonds. We saw the same behavior after the 1987 crash. Most people behave the way most other people behave. That is why everyone was buying in 2000 and why they are selling today. July's decline into the July 23rd low was the eighth worst ever, exceeded only by the 1987 crash and a few months during the Great Depression. Such times, not surprisingly, have been exceptional buying opportunities. The overwhelming majority of market participants react to events instead of anticipating, which is why so few achieve even a market rate of return over long periods of time.

  The major indices have dropped to levels last seen in 1998 during the panic bottom that was created by the failure of the hedge fund Long Term Capital Management. Anyone who is now selling stocks at multi-year lows in the third year of a bear market after the worst period in 15 years might want to consider whether this is likely to constitute a successful investment strategy.

  The economy is growing (albeit modestly), earnings are on the rise, unemployment is low, consumers are spending, productivity growth is strong, the Fed is supplying liquidity, and stocks are once again cheap.

  The behavior of the average investor has created an opportunity for the enterprising investor to profit, in my opinion. There is a crisis of confidence, but it is not a secret. One of the first maxims of investing is: if it's in the papers, it's in the price.

  There has been progress in trying to rebuild investor confidence. Leading companies have begun to take the lead in making their income statements better reflect all relevant costs. Auditors are sure to be more vigilant after observing how quickly Arthur Anderson disappeared. The SEC has mandated that CEOs personally certify the integrity of their numbers, and many have already done so.

  Current corporate practice concerning options accounting is sub-standard, but it will improve. In any case, investors can make the appropriate adjustments with the information available. The U.S. accounting system isn't perfect, but our disclosure and transparency sets the standard.

  Prices hover at multi-year lows, as belief is in short supply and risk appears high. Before he was 30 years old, John Maynard Keynes was astute enough to observe:

           What would be a risky investment for an ignorant speculator may be exceptionally safe for the well-informed expert. The amount of risk to any investor practically depends, in fact, upon his degree of ignorance respecting the circumstances and prospects of the investment he is considering.

  While the ignorant speculators sell, I think the well informed will buy.

  Nancy Dennin, assistant manager of the Value Trust, has written more about the market and our portfolio activity elsewhere in this report.

                                                  Bill Miller, CFA

August 5, 2002

Value Trust

                                  CUMULATIVE TOTAL RETURNS, PERIODS ENDED JUNE 30, 2002
                                  ------------------------------------------------------
                                        SINCE
                                     INCEPTION(A)          5 YEARS           3 YEARS
----------------------------------------------------------------------------------------
Value Trust Institutional
 Class(B)                              +283.79%            +54.87%           -22.55%

S&P 500 Stock Composite Index(C)       +147.84%            +19.70%           -25.09%
Dow Jones Industrial Average(D)        +184.66%            +30.87%           -11.55%
NASDAQ Composite(E)                     +95.01%             +1.47%           -45.53%
Lipper Large-Cap Growth Funds(F)        +93.76%             +6.03%           -34.56%
Lipper Large-Cap Value Funds(G)        +128.26%            +18.48%           -13.63%
Lipper Large-Cap Core Funds(H)         +110.00%            +11.66%           -25.32%
Lipper Diversified Equity
 Funds(I)                              +120.24%            +23.19%            -9.42%

                                            YEAR TO    FIRST    SECOND
                                  1 YEAR     DATE     QUARTER   QUARTER
-----------------------------------------------------------------------
Value Trust Institutional
 Class(B)                         -26.80%   -16.46%    -3.42%   -13.50%

S&P 500 Stock Composite Index(C)  -17.99%   -13.16%    +0.23%   -13.40%
Dow Jones Industrial Average(D)   -10.31%    -6.91%    +4.26%   -10.71%
NASDAQ Composite(E)               -32.30%   -24.98%    -5.39%   -20.71%
Lipper Large-Cap Growth Funds(F)  -25.53%   -18.68%    -2.88%   -16.37%
Lipper Large-Cap Value Funds(G)   -13.43%    -9.21%    +1.84%   -10.88%
Lipper Large-Cap Core Funds(H)    -19.06%   -13.66%    -0.35%   -13.37%
Lipper Diversified Equity
 Funds(I)                         -16.49%   -11.67%    +0.36%   -12.20%

---------------

(A) The Value Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(E) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(F) Average of the 785 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(G) Average of the 372 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(H) Average of the 910 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(I) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

Source: Lipper Inc. and Prudential Securities.

  The disconnect between the economy and the stock market has reached an extreme level that hasn't been seen since 1987. First quarter 2002 GDP has been revised upward to 6.1%, the U.S. economy grew about 2% in the second quarter, and economic growth is expected to reaccelerate in the third quarter based on leading economic indicators, such as a continued decline in unemployment claims.

  The good news on the economic front has been virtually ignored by the market, with the S&P 500 Stock Composite Index down 13% in the second quarter. Amazingly, only three weeks into July, the loss is greater this month than the loss for the entire second quarter. Year-to-date the S&P is now down 30%. As this is being written, it looks like we're getting the final capitulation which is usually needed before bear markets make important bottoms.

  Evidence of capitulation includes a much heightened fear factor among investors that the dramatic sell-off in equities over the last 2 1/2 years will continue, a significant increase in margin calls and a dramatic increase in mutual fund redemptions. The rout in stocks is the leading story on most nightly news programs, front page news in every national paper, and almost all local papers; the current issue of Business Week magazine features a bear on its cover, and the cover of the just-released Time magazine says investors will need to be in the labor pool longer than they ever expected because of the decline in their account values. When the market's sell-off is this well broadcast, the bad news is usually fully reflected in stock prices.

  What's not priced into stocks today is the good news: earnings are growing, inflation is subdued, interest rates are low, and many companies have begun to aggressively buy back stock.

  While the second quarter's performance wasn't quite as bad as the quarter ended September 2001, when the market was down 15%, one needs to go back a decade, to September 1990, to find another quarter when the market was down 13%.

  Interestingly, there are many similarities between the current environment and the environment in 1990. In 1990, banks and thrifts experienced dramatic declines in their stock prices due to a series of events that led, in many cases, to forced capital raising at the most inopportune time. In the late 1980s, commercial real estate prices spiked due to short-term supply/demand imbalances. Capital quickly flowed to the sector, with the expectation that business formations would continue at a strong pace to fill the ever-growing supply.

  When the economy unexpectedly declined and the demand for real estate softened, banks and thrifts were forced to take write-downs on the carrying values of the real estate on their books, which hurt their capital ratios, which caused their regulators to require additional capital to be held against the remaining values (since real estate was perceived to have a higher risk due to the write-offs), which caused the banks to need to raise capital. This sequence of events resulted in a massive sell-off of bank and thrift equities, and those banks that could not raise capital quickly enough were closed down. The failure of the Bank of New England, one of the largest banks in the U.S. to ever fail, was the culminating event.

  Today, the industries are different but the sequence of events is analogous. The industries, telecommunications and utilities, were highly regulated until a few years ago. Broadly speaking, after deregulation they both went on a spending spree, aggressively expanding their businesses both organically and through acquisitions. When the economy began to soften in late 2000, eventually tipping into a short-lived recession during 2001, the demand for their services weakened, resulting in lower earnings, which resulted in lower stock prices, which resulted in the rating agencies lowering their ratings on the companies' debt, which resulted in lower stock and bond prices, which resulted in another round of downgrades by the rating agencies, which has resulted in many companies in these industries being forced to raise capital at a most inopportune time. The failure of Enron and the bankruptcy filing of WorldCom are the poster children for the secular decline in their industries.

  The majority of our worst performing stocks for the quarter were concentrated, not surprisingly, in the telecom and utility sectors, as shown in the tables on page 11, with Qwest Communications being our worst performer, down 66% for the second quarter. Qwest has been downgraded six times by Moody's this year, and Tyco has been downgraded four times. Lucent, Nextel, and AES have each been downgraded twice, as has Gateway, which is somewhat ironic since Gateway has no debt outstanding.

  We have used the dramatic sell-off as an opportunity to increase our positions in several of the stocks listed above. In particular, we believe Nextel, Qwest, and Tyco offer extremely compelling risk-adjusted return potential at the current depressed prices.

  While the current market environment is very similar to that of 1990 for many of the stocks in the depressed industries, there is one important difference: corporate governance. Both Enron and WorldCom had many of the worst corporate governance practices: excessive stock option programs, aggressive accounting and poor disclosure practices, loans to executives, and retention and ad hoc bonuses.

  You may have seen articles recently delineating our concerns regarding companies with poor corporate governance records. You can expect us to continue to raise our concerns in the public forum. We have also been withholding our vote for Boards of Directors that preside over some of the most egregious corporate governance practices. During the recent proxy season, we withheld our vote for the Boards of seven of our holdings. In contrast, we did not withhold our vote for any Boards last year.

  Many of the issues currently contributing to the sell-off in the market, including accounting concerns, egregious stock option plans, and restatements of prior years' earnings, to name a few, would disappear if companies would adopt one simple policy: to expense stock options. This would go a long way toward restoring integrity and confidence in financial reporting.

  We believe companies that proactively adopt a policy of expensing options will develop a shareholder base that focuses on long-term shareholder value. This will allow quality managements to get back to what they do best -- managing the business to maximize the long-term potential of their company -- and to not have to spend an inordinate amount of time discussing short-term results and issues that are immaterial to the long-term success of their companies.

  As always, we appreciate your support and welcome your comments.

                                                  Nancy Dennin, CFA

July 23, 2002

Performance Information

Legg Mason Value Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of June 30, 2002, for the Value Line Geometric Average(A) ("Value Line Index") and S&P 500 Stock Composite Index(B) are shown in the table below.

  The Fund offers three classes of shares: Primary Class, Institutional Class and Financial Intermediary Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

  Total returns as of June 30, 2002, were as follows:

                                                          S&P 500
                                                           Stock
                                  Value     Value Line   Composite
                                  Trust       Index        Index
------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                      -26.80%     -18.88%     -17.99%
    Five Years                     +9.14%      -5.03%      +3.66%
    Life of Class(C)              +19.42%      +2.22%     +12.71%
  Financial Intermediary Class:
    One Year                      -27.03%     -18.88%     -17.99%
    Life of Class(D)              -15.09%      -9.83%     -10.68%
Cumulative Total Return
  Institutional Class:
    One Year                      -26.80%     -18.88%     -17.99%
    Five Years                    +54.87%     -22.75%     +19.70%
    Life of Class(C)             +283.79%     +18.16%    +147.84%
  Financial Intermediary Class:
    One Year                      -27.03%     -18.88%     -17.99%
    Life of Class(D)              -18.78%     -12.15%     -13.19%
------------------------------------------------------------------

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Value Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

(D) Value Trust Financial Intermediary Class inception date is March 23, 2001. Index returns are for periods beginning March 30, 2001.

Performance Comparison of a $1,000,000 Investment as of June 30, 2002

  The following graphs compare the Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graphs illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The lines for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -26.80%           -26.80%
  Five Years          +54.87%            +9.14%
  Life of Class+     +283.79%           +19.42%
  -------------------------------------------------
  (+) Inception date: December 1, 1994.
  -------------------------------------------------

[ASSUMED INVESTMENT CHART]

                                              VALUE TRUST - INSTITUTIONAL     STANDARD & POOR'S 500
                                                         CLASS              STOCK COMPOSITE INDEX(A)       VALUE LINE INDEX(B)
                                              ---------------------------   ------------------------       -------------------
12/1/94                                        $      1,000,000              $     1,000,000                $    1,000,000
                                                      1,015,990                    1,014,800                     1,010,900
                                                      1,081,060                    1,113,600                     1,063,700
6/30/95                                               1,240,520                    1,220,000                     1,133,200
                                                      1,378,000                    1,316,900                     1,205,700
                                                      1,444,510                    1,396,200                     1,205,900
                                                      1,551,660                    1,471,100                     1,256,600
6/30/96                                               1,612,660                    1,537,100                     1,290,500
                                                      1,758,760                    1,584,700                     1,297,900
                                                      2,019,740                    1,716,800                     1,367,200
                                                      2,094,220                    1,762,800                     1,350,700
6/30/97                                               2,478,130                    2,070,700                     1,529,500
                                                      2,894,370                    2,225,600                     1,702,200
                                                      2,797,180                    2,289,500                     1,655,100
                                                      3,285,900                    2,608,900                     1,821,100
6/30/98                                               3,466,750                    2,695,100                     1,736,400
                                                      3,069,260                    2,427,000                     1,396,000
                                                      4,178,860                    2,943,800                     1,592,400
                                                      4,972,580                    3,090,600                     1,490,800
6/30/99                                               4,955,100                    3,308,300                     1,696,600
                                                      4,486,280                    3,101,700                     1,521,400
                                                      5,348,550                    3,563,300                     1,570,200
                                                      5,360,310                    3,645,000                     1,561,500
6/30/00                                               5,195,540                    3,548,100                     1,485,700
                                                      5,300,980                    3,513,800                     1,529,400
                                                      5,014,700                    3,238,800                     1,433,300
                                                      4,872,980                    2,854,900                     1,345,100
6/30/01                                               5,242,830                    3,021,900                     1,456,600
                                                      4,204,200                    2,578,400                     1,133,200
                                                      4,593,900                    2,853,900                     1,346,200
                                                      4,436,810                    2,861,700                     1,377,700
6/30/02                                               3,837,900                    2,478,400                     1,181,600

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

     THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -27.03%           -27.03%
  Life of Class+      -18.78%           -15.09%
  -------------------------------------------------
  (+) Inception date: March 23, 2001.
  -------------------------------------------------

[PERFORMANCE CHART]

                                                 VALUE TRUST - FINANCIAL      STANDARD & POOR'S 500
                                                   INTERMEDIARY CLASS       STOCK COMPOSITE INDEX(A)       VALUE LINE INDEX(B)
                                                 -----------------------    ------------------------       -------------------
3/23/01                                               1,000,000                   1,000,000                   1,000,000
                                                      1,035,060                   1,000,000                   1,000,000
6/30/01                                               1,113,090                   1,058,500                   1,082,900
                                                        892,251                     903,200                     842,500
                                                        973,750                     999,700                   1,000,800
                                                        939,823                   1,002,400                   1,024,200
6/30/02                                                 812,200                     868,100                     878,500

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

     THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

SELECTED PORTFOLIO PERFORMANCE( A)

Strong performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  UnitedHealth Group
      Incorporated                    +19.8%
 2.  Amazon.com, Inc.                 +13.6%
 3.  Washington Mutual, Inc.          +12.8%
 4.  MGIC Investment Corporation       -0.9%
 5.  The Bear Stearns Companies,
      Inc.                             -2.2%
 6.  Health Net Inc.                   -2.4%
 7.  Lloyds TSB Group plc              -3.0%
 8.  J.P. Morgan Chase & Co.           -3.9%
 9.  Eastman Kodak Company             -3.9%
10.  Waste Management Inc.             -4.4%

 Weak performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  Qwest Communications
      International Inc.              -65.9%
 2.  Tyco International Ltd.          -58.2%
 3.  Lucent Technologies Inc.         -56.8%
 4.  Tellabs, Inc.                    -40.8%
 5.  Nextel Communications, Inc.      -40.3%
 6.  The AES Corporation              -39.8%
 7.  AOL Time Warner Inc.             -37.8%
 8.  International Business
      Machines Corporation            -30.6%
 9.  Gateway, Inc.                    -29.8%
10.  Metro-Goldwyn-Mayer, Inc.        -29.6%

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2002
----------------------------------------------
USA Interactive

 Securities sold during the 2nd quarter 2002
----------------------------------------------
Corning Incorporated
Toys "R" Us, Inc.

Portfolio of Investments

June 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.3%

Consumer Discretionary -- 22.9%
 Automobiles -- 1.8%
 General Motors Corporation                                    3,139           $  167,780
                                                                               ----------
 Hotels, Restaurants and Leisure -- 3.5%
 MGM Mirage Inc.                                               4,239              143,080(A)
 Starwood Hotels & Resorts Worldwide, Inc.                     5,900              194,051
                                                                               ----------
                                                                                  337,131
                                                                               ----------
 Internet and Catalog Retail -- 7.8%
 Amazon.com, Inc.                                             31,022              504,107(A,B)
 USA Interactive                                              10,100              236,845(A)
                                                                               ----------
                                                                                  740,952
                                                                               ----------
 Leisure Equipment and Products -- 4.0%
 Eastman Kodak Company                                        13,200              385,044
                                                                               ----------
 Media -- 5.8%
 AOL Time Warner Inc.                                         15,800              232,418(A)
 Metro-Goldwyn-Mayer, Inc.                                     3,278               38,356(A)
 WPP Group plc                                                34,000              287,183
                                                                               ----------
                                                                                  557,957
                                                                               ----------
Consumer Staples -- 8.7%
 Food and Drug Retailing -- 8.7%
 Albertson's, Inc.                                            16,900              514,774
 The Kroger Co.                                               16,000              318,400(A)
                                                                               ----------
                                                                                  833,174
                                                                               ----------
Financials -- 33.3%
 Banks -- 16.4%
 Bank One Corporation                                         11,450              440,596
 FleetBoston Financial Corporation                             7,400              239,390
 Lloyds TSB Group plc                                         32,016              318,751
 Washington Mutual, Inc.                                      15,200              564,072
                                                                               ----------
                                                                                1,562,809
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Financials -- Continued
 Diversified Financials -- 10.9%
 Citigroup Inc.                                                7,500           $  290,625
 Fannie Mae                                                    4,200              309,750
 J.P. Morgan Chase & Co.                                       8,500              288,320
 MBNA Corporation                                              3,772              124,737
 The Bear Stearns Companies, Inc.                                517               31,610
                                                                               ----------
                                                                                1,045,042
                                                                               ----------
 Insurance -- 6.0%
 MGIC Investment Corporation                                   8,400              569,520(B)
                                                                               ----------
Health Care -- 14.4%
 Health Care Providers and Services -- 14.4%
 Health Net Inc.                                               8,864              237,286(A,B)
 McKesson HBOC, Inc.                                          10,000              327,000
 UnitedHealth Group Incorporated                               8,800              805,640
                                                                               ----------
                                                                                1,369,926
                                                                               ----------
Industrials -- 10.1%
 Commercial Services and Supplies -- 6.7%
 Waste Management Inc.                                        24,500              638,225
                                                                               ----------
 Industrial Conglomerates -- 3.4%
 Tyco International Ltd.                                      24,100              325,591
                                                                               ----------
Information Technology -- 4.4%
 Communications Equipment -- 1.6%
 Comverse Technology, Inc.                                     6,410               59,357(A)
 Lucent Technologies Inc.                                     18,050               29,963(A)
 Tellabs, Inc.                                                 9,625               59,675(A)
                                                                               ----------
                                                                                  148,995
                                                                               ----------
 Computers and Peripherals -- 2.8%
 Gateway, Inc.                                                13,907               61,745(A)
 International Business Machines Corporation                   2,900              208,800
                                                                               ----------
                                                                                  270,545
                                                                               ----------
Telecommunication Services -- 2.8%
 Diversified Telecommunication Services -- 1.1%
 Qwest Communications International Inc.                      36,500              102,200(A)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Telecommunication Services -- Continued
 Wireless Telecommunication Services -- 1.7%
 Nextel Communications, Inc.                                  51,000           $  163,710(A,B)
                                                                               ----------
Utilities -- 2.7%
 Electric Utilities -- 2.7%
 The AES Corporation                                          47,000              254,740(A,B)
                                                                               ----------
Total Common Stock and Equity Interests (Identified
 Cost -- $9,489,840)                                                            9,473,341
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.3%

Goldman, Sachs & Company
 1.96%, dated 6/28/02, to be repurchased at $15,260 on
 7/1/02 (Collateral: $15,025 Fannie Mae mortgage-backed
 securities, 7%, due 4/1/32, value $15,625)                  $15,258               15,258

State Street Bank & Trust Company
 1.90%, dated 6/28/02, to be repurchased at $15,260 on
 7/1/02 (Collateral: $15,335 Freddie Mac notes, 3.55%, due
 3/26/04, value $15,567)                                      15,258               15,258
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $30,516)                           30,516
-----------------------------------------------------------------------------------------
Total Investments -- 99.6% (Identified Cost -- $9,520,356)                      9,503,857
Other Assets Less Liabilities -- 0.4%                                              39,183
                                                                               ----------

NET ASSETS -- 100.0%                                                           $9,543,040
                                                                               ==========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                     $41.61
                                                                               ==========
 FINANCIAL INTERMEDIARY CLASS                                                      $44.05
                                                                               ==========
 INSTITUTIONAL CLASS                                                               $44.22
                                                                               ==========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2002, the total market value of Affiliated Companies was $1,729,363 and the identified cost was $2,566,512.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                          Investment Adviser



                          Legg Mason Funds Management, Inc.
                          Baltimore, MD

                          Board of Directors



                          John F. Curley, Jr., Chairman
                          Mark R. Fetting, President
                          Richard G. Gilmore
                          Arnold L. Lehman
                          Raymond A. Mason
                          Dr. Jill E. McGovern
                          G. Peter O'Brien
                          T. A. Rodgers

                          Transfer and Shareholder Servicing Agent



                          Boston Financial Data Services
                          Boston, MA

                          Custodian



                          State Street Bank & Trust Company
                          Boston, MA

                          Counsel



                          Kirkpatrick & Lockhart LLP
                          Washington, DC

                          Independent Accountants



                          PricewaterhouseCoopers LLP
                          Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

8/02